EXHIBIT 99      Certification Pursuant to Title 18, United States
                Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of Estelle Reyna, Inc. ("Estelle Reyna") on Form 10-QSB for the three-month period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michelle R. Quinlan, President and Chief Executive Officer of Estelle Reyna, and I, Michael G. Quinlan, Principal Financial Officer of Estelle Reyna, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The  Report fully complies with the requirements of Section
      13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Estelle Reyna

Date: June 12, 2003

/s/ Michelle R. Quinlan
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Michelle R. Quinlan
President and Chief Executive Officer

Date: June 12, 2003

/s/ Michael G. Quinlan
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Michael G. Quinlan
Principal Financial Officer